SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


--------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 28, 2003

                            INFORMATION HOLDINGS INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Delaware                    1-14371                  06-1518007
      --------                    -------                  ----------
   (State or other            (Commission File            (IRS Employer
   jurisdiction of                Number)              Identification No.)
   incorporation)


                2777 Summer Street, Suite 209, Stamford, CT    06905
--------------------------------------------------------------------------------
               (Address of principal executive offices)      (Zip Code)

                                 (203) 961-9208
                                 --------------
                         (Registrant's telephone number,
                              including area code)

Item 5. Other Events.
        -------------

     On February 28, 2003, Information Holdings, Inc. ("Information Holdings") announced that it entered into an agreement to sell substantially all of the assets and certain liabilities of its wholly-owned subsidiaries CRC Press LLC, CRC Press (U.K.) LLC and Parthenon to Taylor & Francis Group plc.

     Information Holdings also announced financial results for the quarter ended December 31, 2002.

     A copy of the press release issued in connection with the foregoing is attached hereto as Exhbit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.
        ----------------------------------

     (c) 99.1 Press Release, dated February 28, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INFORMATION HOLDINGS INC.

Date: March 4, 2003

                                        By: /s/ Vincent A. Chippari
                                            ------------------------------
                                            Name:  Vincent A. Chippari
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit                  Description
-------                  -----------
99.1                     Press Release dated February 28, 2003.